                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 30, 2000



                            UNIVERSITY BANCORP, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

     Delaware                    0-16023                        38-2929531
--------------------------------------------------------------------------------
(State of or other      (Commission File Number)              (IRS Employer
jurisdiction of                                           Identification Number)
incorporation)

                   959 Maiden Lane, Ann Arbor, Michigan 48105
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (734) 741-5858


                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.           Other Events

         University Bancorp, Inc. (NASDAQ Symbol - UNIBC) (the "Company") issued a private placement of $725,000 of 6% cumulative non-voting convertible preferred stock which will allow the Company to meet the requirement for continued listing on The Nasdaq SmallCap Market of $2,000,000 in Net Tangible Assets. See the Company's pro-forma consolidated balance sheet as of October 31, 2000 on pages 3 and 4 which reflects the adjusted amount of shareholder equity of $2,171,458.

         The preferred stock is convertible into common stock at $3 per share, however, in the event the Company completes a rights offering of newly issued shares at a price less than $3 per share in the future, the preferred stock will be convertible provided that the funds are reinvested into common stock purchased in the rights offering. The majority shareholders of the Company purchased the preferred stock through a combination of conversion of existing debt and new cash. The transaction was approved by the independent members of the Company's board of directors as being in the best interest of the shareholders as a means of preserving the Company's listing on the Nasdaq SmallCap Market.

         The Company's common stock is currently listed on the Nasdaq SmallCap Market under an exemption from the Net Tangible Assets requirement. In order for the Company's common stock to continue to be listed, it must also remain in compliance with all ongoing requirements of continued listing on the Nasdaq SmallCap Market, such as the public float requirement. The Company is required to maintain $1,000,000 of capital by non-insiders. With 562,647 shares held by non-insiders, a floor bid price of $1.78 is needed to meet this requirement.

         The exception from Nasdaq will expire on November 30, 2000. In the event the Company is deemed to have met the terms of the exception, it shall continue to be listed on The Nasdaq SmallCap Market. The Company believes that it can meet these conditions, however, there is no assurance that it will do so. If at some future date the Company's securities should cease to be listed on The Nasdaq SmallCap Market, they may continue to be listed on the OTC-Bulletin Board.


RIGHTS OFFERING UPDATE

         The Company has initiated a rights offering in an effort to evidence compliance with the $2,000,000 net tangible assets requirement in a manner which does not discriminate against minority shareholders. On September 29, 2000 University Bancorp filed a registration statement on Form S-2 with the Securities and Exchange Commission (the "SEC") indicating that the rights offering will be open to shareholders of record as of October 1, 2000. According to the registration statement, the Company will register 1,525,000 common shares, thereby granting each shareholder the right to purchase three common shares for every four shares held, at a price of $1.00 per share.

         On November 2, 2000 the SEC issued a comment letter on the rights offering. Management has nearly completed the process of revising the document and intends to submit an amended filing shortly. The Company intends to change the record date for the rights offering in the amended filing from October 1, 2000 to January 1, 2001. There is no assurance that the SEC will accept the amended filing without further comments.

                    UNIVERSITY BANCORP, INC. AND SUBSIDIARIES
                           Consolidated Balance Sheets
                October 31, 2000 (Unaudited) and December 31, 1999


                                                        PROFORMA *                HISTORICAL               HISTORICAL
                                                       October 31,               October 31,               December 31,
ASSETS                                                     2000                      2000                      1999
                                                   -------------------       -------------------       -------------------

Cash and due from banks                            $        2,941,409        $        2,829,236        $        1,542,567
Short term investments                                          9,208                     9,208                     8,753
                                                   -------------------       -------------------       -------------------
     Total cash and cash equivalents                        2,950,617                 2,838,444                 1,551,320

Securities available for sale at market                     2,705,600                 2,705,600                 2,626,415
Federal Home Loan Bank Stock                                  848,400                   848,400                   848,400
Equity investments of Michigan BIDCO                                0                         0                   892,965

Loans held for sale                                           179,199                   179,199                   305,049

Loans                                                      35,000,804                35,000,804                31,112,496
Allowance for loan losses                                    (543,903)                 (543,903)                 (532,585)
                                                   -------------------       -------------------       -------------------
     Loans, net                                            34,456,901                34,456,901                30,579,911

Premises and equipment                                      1,351,182                 1,351,182                 1,405,210
Investment in Michigan BIDCO Inc.                           1,277,383                 1,277,383                         0
Investment in Michigan Capital Fund LP I                      573,571                   573,571                   656,904
Mortgage servicing rights                                     657,258                   657,258                   704,164
Other real estate owned                                       341,317                   341,317                   683,784
Accounts receivable                                           830,890                   830,890                   159,584
Accrued interest receivable                                   268,193                   268,193                   234,252
Prepaid expenses                                              158,158                   158,158                    84,036
Other assets                                                   31,095                    31,095                    90,544
                                                   -------------------       -------------------       -------------------

      TOTAL ASSETS                                 $       46,629,764        $       46,517,591        $       40,822,538
                                                   ===================       ===================       ===================







* Amounts adjusted to reflect issuance of $725,000 in Preferred Stock as of October 31, 2000.


                                   -Continued-

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                                                                               4


                    UNIVERSITY BANCORP, INC. AND SUBSIDIARIES
                     Consolidated Balance Sheets (continued)
               October 31, 2000 (Unaudited) and December 31, 1999

                                                    PRO-FORMA*               HISTORICAL               HISTORICAL
                                                    October 31,              October 31,             December 31,
LIABILITIES AND STOCKHOLDERS' EQUITY                   2000                     2000                     1999
                                                ------------------       ------------------       ------------------
Liabilities
Deposits:
  Demand - non interest bearing                 $       3,768,772        $       3,768,772        $       2,126,157
  Demand - interest bearing                            14,320,985               14,320,985               13,840,469
  Savings                                                 370,175                  370,175                  294,487
  Time                                                 19,823,241               19,823,241               15,789,866
                                                ------------------       ------------------       ------------------
     Total Deposits                                    38,283,173               38,283,173               32,050,979

Mortgage escrow                                             5,367                    5,367                    3,058
Short term borrowings                                   3,291,760                3,291,760                3,113,860
Long term borrowings                                    1,101,116                1,526,116                2,627,116
Accounts payable                                        1,145,343                1,287,329                  230,802
Accrued interest payable                                  312,393                  358,234                  240,106
Other liabilities                                          52,164                   52,164                  100,442
                                                ------------------       ------------------       ------------------
     Total Liabilities                                 44,191,316               44,804,143               38,366,363

Minority Interest                                         266,990                  266,990                  505,795

Stockholders' equity:
  Preferred stock, $0.001 par value;
    $1,000 liquidation value;
   Authorized - 500,000 shares; Issued 725
    shares in 2000 and 0 shares in 1999                   725,000                        0                        0
  Common stock, $0.01 par value;
   Authorized - 5,000,000 shares;
    Issued - 2,142,985 shares in 2000 and
         2,127,985 shares in 1999                          21,430                   21,430                   21,280
  Treasury stock - 115,184 shares in 2000
    and 1999.                                            (340,530)                (340,530)                (340,530)
  Additional paid-in-capital                            3,817,608                3,817,608                3,786,508
  Retained deficit                                     (1,454,781)              (1,454,781)                (931,980)
  Accumulated other comprehensive loss                   (597,269)                (597,269)                (584,898)
                                                ------------------       ------------------       ------------------

     Total Stockholders' Equity                         2,171,458                1,446,458                1,950,380
                                                ------------------       ------------------       ------------------
     TOTAL LIABILITIES AND
       STOCKHOLDERS' EQUITY                     $      46,629,764        $      46,517,591        $      40,822,538
                                                ==================       ==================       ==================



* Amounts adjusted to reflect issuance of $725,000 in Preferred Stock as of October 31, 2000.

UPDATE ON OPERATIONS

         Our operating subsidiary, University Bank, had unaudited net income for the three months ended September 30, 2000 of $22,060. All facets of operations (at University Bank, Midwest Loan Services and Michigan BIDCO) continued to improve in October, and University Bank had unaudited net income in the month of October of $38,295. Unaudited results indicate that University Bancorp had net income for the three months ended September 30, 2000 of $3,673, and during October 2000, University Bancorp had net income of $19,804. See the Company's consolidated statement of operations for one month and ten months ended October 31, 2000 on pages 6 and 7.

         Our mortgage subservicing subsidiary, Midwest Loan Services, continues to expand and had unaudited pre-tax profit for the month of October 2000 of $146,387. According to President Stephen Lange Ranzini, "We continue to be cautiously optimistic that the Company will have a sequential quarterly increase in net income in the fourth quarter of 2000."


FORWARD-LOOKING STATEMENTS

         Certain statements contained in this release that are not statements of historical fact are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "anticipate", "intend," "will" and similar expressions are examples of words that identify forward-looking statements. Forward-looking statements include, without limitation, statements regarding our future financial position and business strategies and activities. These forward-looking statements are based on our current beliefs, as well as assumptions we have made based upon information currently available to us. We have no obligation to publicly update or revise these forward-looking statements to reflect new information, future events, or otherwise, except as required by applicable securities laws, and we caution you not to place undue reliance on these forward-looking statements.

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                                                                               6


                    UNIVERSITY BANCORP, INC. AND SUBSIDIARIES
                      Consolidated Statements of Operations
                      For the Period Ended October 31, 2000
                                   (Unaudited)

                                                    For the One Month          For the Ten Month
                                                       Period Ended               Period Ended
                                                           2000                       2000
                                                    -----------------          ------------------
Interest income:
  Interest and fees on loans                        $         279,265          $        2,548,254
  Interest on securities:
   U.S. Government agencies                                    12,171                     120,570
   Other securities                                             6,000                      61,940
  Interest on bank deposits                                       195                       1,166
  Interest on federal funds                                        53                         457
                                                    ------------------         -------------------
     Total interest income                                    297,684                   2,732,387
                                                    ------------------         -------------------

Interest expense:
  Interest on deposits:
   Demand deposits                                             53,141                     517,380
   Savings deposits                                               630                       5,285
   Time certificates of deposit                               103,430                     841,573
  Bank and other short term borrowings                         24,790                     187,061
  Long Term Notes Payable                                       8,336                     114,405
                                                    ------------------         -------------------
     Total interest expense                                   190,327                   1,665,704
                                                    ------------------         -------------------

     Net interest income                                      107,357                   1,066,683

Provision for loan losses                                       7,500                      96,000
                                                    ------------------         -------------------

     Net interest income after
       provision for loan losses                               99,857                     970,683
                                                    ------------------         -------------------

Other income:
  Loan origination and other fees                             163,941                     811,226
  Loan servicing and subservicing fees                        128,324                     812,397
  Gain on sale of mortgage loans                                2,050                      39,291
  Merchant banking/ BIDCO income                                    0                     234,739
  Insurance and investment fee income                           4,145                      62,305
  Deposit service charges and fees                              5,105                      52,621
  Net security gains (losses)                                       0                      24,126
  Other                                                         1,835                      64,801
                                                    ------------------         -------------------
     Total other income                                       305,400                   2,101,506
                                                    ------------------         -------------------





                                  -Continued-

                    UNIVERSITY BANCORP, INC. AND SUBSIDIARIES
                      Consolidated Statements of Operations
                      For the Period Ended October 31, 2000
                                   (Unaudited)

                                                For the One Month              For the Ten Month
                                                  Period Ended                   Period Ended
                                                      2000                            2000
                                                -----------------              -----------------
Other expenses:
  Salaries and wages                            $      139,354                 $     1,300,220
  Employee benefits                                     26,915                         261,601
  Occupancy, net                                        29,475                         253,864
  Data processing and equipment                         30,313                         278,621
  Advertising                                            9,944                          80,167
  Supplies and postage                                  17,357                         139,813
  Servicing rights amortization                          6,538                          91,899
  Mortgage banking expense                              15,068                         150,055
  Legal and audit fees                                  17,060                         316,700
  Consulting fees                                       18,512                         164,510
  Memberships and training                              19,382                          69,703
  Travel and entertainment                               7,449                          48,953
  Insurance                                              7,684                          84,576
  Other                                                 40,402                         350,014
                                                ---------------                ----------------
     Total other expenses                              385,453                       3,590,696
                                                ---------------                ----------------
Income (Loss)
  before income taxes                                   19,804                        (518,507)
                                                ---------------                ----------------

Income tax expense (benefit)                                 0                           4,294
                                                ---------------                ----------------

    Net income (loss)                           $       19,804                 $      (522,801)
                                                ===============                ================
Basic and diluted income (loss) per
  common share                                  $         0.01                 $         (0.26)
                                                ===============                ================

Weighted average shares outstanding                  2,027,801                       2,026,522
                                                ===============                ================







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                                                                               8



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  UNIVERSITY BANCORP, INC.


                                                  By: /s/ Stephen Lange Ranzini
                                                  -----------------------------
                                                  Stephen Lange Ranzini
                                                  President & Chief Executive
                                                  Officer

Date:    November 30, 2000

         Exhibit Number                Description


              3.3 Certificate of the Series 3 6% Cumulative Convertible Preferred Stock